Exhibit 10.2

                                      LEASE

                                     Between


                   DONATO HI-TECH HOLDINGS IV, INC., Landlord

                                       and

                               QMED, INC., Tenant



                              Dated: June 19, 2002



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                                TABLE OF CONTENTS


ARTICLE 1.                 DEMISE OF PREMISES
ARTICLE 2.                 TERM
ARTICLE 3.                 RENT
ARTICLE 4.                 FIXED RENT ADJUSTMENT
ARTICLE 5.                 SECURITY
ARTICLE 6.                 COMPLETION AND POSSESSION
ARTICLE 7.                 USE OF PREMISES
ARTICLE 8.                 REPAIR, REPLACEMENTS, ALTERATIONS
ARTICLE 9.                 TENANT COVENANTS
ARTICLE 10.                LANDLORD'S SERVICES
ARTICLE 11.                ASSIGNMENT, SUBLETTING, ETC.
ARTICLE 12.                LANDLORD'S RIGHTS
ARTICLE 13.                DAMAGE BY FIRE, ETC.
ARTICLE 14.                CONDEMNATION
ARTICLE 15.                COMPLIANCE WITH LAWS
ARTICLE 16.                DAMAGE TO PROPERTY
ARTICLE 17.                SUBORDINATION
ARTICLE 18.                NOTICES
ARTICLE 19.                CONDITIONS OF LIMITATION
ARTICLE 20.                RE-ENTRY BY LANDLORD
ARTICLE 21.                DAMAGES
ARTICLE 22.                WAIVER BY TRIAL BY JURY
ARTICLE 23.                NO WAIVERS
ARTICLE 24.                PARTIES BOUND
ARTICLE 25.                CURING TENANT'S DEFAULTS
ARTICLE 26.                MORTGAGEE'S NOTICE AND OPPORTUNITY TO CURE
ARTICLE 27. TENANT'S ENVIRONMENTAL RESPONSIBILITIES UNDER THE NEW JERSEY INDUSTRIAL SITE RECOVERY ACT (ISRA)
ARTICLE 28.                MISCELLANEOUS
ARTICLE 29.                INABILITY TO PERFORM
ARTICLE 30.                ABANDONED PERSONAL PROPERTY
ARTICLE 31.                EXCULPATION
ARTICLE 32.                ARTICLE HEADINGS
ARTICLE 33.                QUIET ENJOYMENT
ARTICLE 34.                HOLDING OVER
ARTICLE 35.                TENANT'S OPTION

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                               AGREEMENT OF LEASE


Between DONATO HI-TECH HOLDINGS IV, INC., a corporation of the State of New Jersey (hereinafter called "Landlord"), and QMED, INC., a corporation of the State of Delaware, (hereinafter called "Tenant").


                                    PREAMBLE

BASIC LEASE PROVISIONS AND DEFINITIONS.

         In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this Lease should have only the meanings set forth in this section, unless such meanings are expressly modified, limited or expanded elsewhere herein.

         (1)      Date of Lease:    June 19, 2002

         (2)      Exhibits:         The  following  Exhibits  attached  to  this
                                    Lease are incorporated herein and made a part hereof:

                     Exhibit A:     Floor Plan(s)
                     Exhibit B:     Landlord's Work
                     Exhibit C:     Rules and Regulations

         (3)      Building:         That certain  three-story office building to
                                    be  constructed  of 79,245  rentable  square
                                    feet  (i.e.   inclusive  of  Common   Areas)
                                    located at 23  Christopher  Way,  Eatontown,
                                    New Jersey 07724 of which Landlord is the owner in fee simple. Landlord represents that the rentable square footage of the building was determined consistently with the rentable square footage of the Demised
                                    Premises.

         (4)      Premises or       A portion of the third floor, as outlined on
                  Demised Premises: Exhibit  A.   Landlord  and  Tenant   hereto
                                    stipulate that the Demised Premises consists of 19,866 rentable square feet, which amount was arrived at by applying a 12% add-on factor to the usable square footage of 17,738 square feet.

         (5)      Land:             On Tax  Assessment  Map of  the  Borough  of
                                    Eatontown,   Monmouth  County,  New  Jersey.
                                    Block 135, Lot 6.11.
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         (6)      Term:             Five (5) years.

         (7)      Fixed Rent:       The Fixed Rent shall be as follows:

                  Year 1 - Year 5:  During Year 1 through Year 5, the Fixed Rent shall be $22.00 per  square  foot per annum.
                                    Based upon the foregoing, the Fixed Rent shall be $437,052 per annum, which amount shall be paid $36,421.00 per month.

         (8)      Utility Charge:   Landlord shall cause the Demised Premises to
                                    be  separately  metered for electric  usage.
                                    Separate  and  apart  from the  amounts  set
                                    forth in item (7),  above,  Tenant shall pay
                                    directly   to   the    applicable    utility
                                    authority,   the  actual  cost  of  Tenant's
                                    electric usage for the Demised Premises.

         (9)      Tenant's          Twenty-five and 069/1000  (25.069%)  percent
                  Percentage:       based upon the square  footage  set forth in
                                    item (4), above.

         (10)     Base Year:        The Base Year shall be calculated based upon
                                    the  first   twelve   months   of   tenant's
                                    occupancy.

         (11)     Security:         Two (2) months Fixed Rent ($72,842.00).

         (12)     Commencement      Upon  Substantial  Completion  of Landlord's
                  Date:             Work  (Anticipated to be  seventy-five  (75)
                                    days from the  later  of:  (i) the date upon
                                    which  this  Lease  is  fully  executed  and
                                    distributed to the parties; or (ii) the date
                                    which  Tenant  approves,   in  writing,  the
                                    agreed upon floor plan;  provided,  however,
                                    this  date  is  subject  to   adjustment  in
                                    accordance with the provisions of Article 6, below).

         (13)     Termination Date: The last day  preceding the fifth (5th) year anniversary of the Commencement Date.

         (14)     Permitted Use:    General Office

         (15)     Tenant's Address:
                           Prior to the Commencement Date:

                                           100 Metro Park South
                                           Lawrence Harbor, New Jersey
                                           Attention: Debra Fenton

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                           After the Commencement Date:

                                           23 Christopher Way
                                           Eatontown, NJ 07724

                           With a copy to:
                                           Moses & Singer, LLP
                                           1301 Avenue of the Americas
                                           New York, New York 10019
                                           Attention: Abraham Skoff, Esq.

         (16)     Landlord's Address:      c/o Donato Contracting
                                           80 Corbett Way
                                           Eatontown, NJ 07724

                           With a copy to:
                                           Ansell Zaro Grimm & Aaron
                                           1500 Lawrence Avenue
                                           Ocean, NJ 07712
                                           Attention: Michael V. Benedetto, Esq.

         (17)     Broker:           Richter  Organization,  LLC  and  Cushman  &
                                    Wakefield of New Jersey, Inc. The brokers shall be paid by Landlord pursuant to a separate written agreement.

                              W I T N E S S E T H:

         1. DEMISE OF PREMISES; PARKING. Landlord does hereby lease and demise to Tenant, and Tenant does hereby hire and take from Landlord, upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease, the premises for the term together with the non-exclusive right of Tenant to all of the common areas of the Land, including the non-exclusive right, except as expressly set forth below, to use four (4) parking spaces per 1,000 square feet of the Demised Premises (currently 79 parking spaces).

         Of the parking spaces identified above, Tenant shall have the right, at its sole cost and expense, to install signs indicating the reservation of ten
(10)  parking  spaces  (the  "Reserved  Parking"),   subject  to  the  following
limitations: (a) Landlord shall have the right to reasonably designate the location of the Reserved Parking spaces on a non-discriminatory basis; (b) any signage to be installed and maintained by Tenant shall be done so in accordance with any and all applicable requirements of any governmental authority having jurisdiction of or same and Tenant shall obtain and keep in force any licenses which may be required therefor, and; (c) Tenant obtains written consent of Landlord, which consent shall not be unreasonably withheld.

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         2. TERM. The term shall commence on the  Commencement  Date (subject to
Article 6 hereof) and shall end on the Termination Date or on such other date as the term may expire or be terminated pursuant to the provisions of this Lease or pursuant to law. Whenever reference is made in this Lease to "lease year", the same shall mean each twelve (12) month period commencing January 1 and terminating December 31, except that in the event of the termination of this Lease on any day other than the last day of a lease year, then the last lease year shall be the period from the preceding January 1 to such date of termination, and in the event that the Commencement Date is other than January 1, then the first year shall be on the period from the Commencement Date until the following December 31.

         3. RENT.

                  A. The Fixed Rent shall be payable in equal monthly installments in advance on the first (1st) day of each and every calendar month during the Term (except that Tenant shall pay the first monthly installment on the execution hereof), plus such additional rent and other charges as shall become due and payable hereunder, which additional rent and other charges shall be payable as hereinafter provided; all of which shall be paid to Landlord at Landlord's address set forth herein, or at such other place or to such other person as Landlord may designate pursuant to the notice provisions of this Lease, in lawful money of the United States of America. Fixed Rent, additional rent and other charges hereunder are sometimes collectively referred to herein as "rent".

                  B. Tenant does hereby covenant and agree to pay the rent herein reserved as and when the same shall become due and payable, without demand therefore and without any counter-claim, set-off or deduction whatsoever (except as specifically set forth herein), and to keep and perform, and to permit no violation of, each and every one of the covenants, agreements, terms, provisions and conditions herein contained on the part and on behalf of Tenant to be kept and performed.

                  C. There shall be a late charge equal to five (5%) percent on all payments of Fixed Rent, estimated Operating Expense Increases or estimated tax payments as provided for hereunder which are made after the tenth (10th) day of each calendar month. In addition, there shall be a late charge equal to five (5%) percent on all payments any other item of rent (i.e. amounts which may vary or for which Landlord must notice Tenant of the amount(s) due), which is not paid within (10) days after receipt from Landlord of a notice regarding such payment. In the event Tenant fails or refuses to pay rent hereunder beyond any applicable notice and/or grace period, Tenant agrees to reimburse Landlord, as additional rent hereunder, for all reasonable expenses incurred by Landlord in connection with the collection of such monies, including, but not limited to, reasonable attorney's fees.

                  D. Whenever in this Lease Tenant is required to pay additional rent or other charges to Landlord, Landlord shall have all remedies for the collection thereof that it may have for the non-payment of Fixed Rent hereunder.

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                  E. If, by reason of any of the  provisions of this Lease,  the obligation of Tenant to commence the payment of rent under this Lease shall be on any day other than the first day of a calendar month, the rent for such calendar month shall be prorated per diem based upon the actual number of days in the applicable month.

         4. FIXED RENT ADJUSTMENT.

                  A. As used in, and for the purposes of this Article:

                           (i)  "taxes"   shall  mean  real  estate   taxes  and
assessments, special or otherwise, levied upon or with respect to the Building and the Land, imposed by Federal, State or local governments (but shall not include income, franchise, capital stock, occupancy, estate or inheritance taxes, taxes based on receipts of rentals, gross receipts, or federal and state taxes on income from the Building, unless the same shall be in substitution for, in lieu of or in addition to a real estate tax or assessment, late payment charges and penalties, and any taxes imposed in connection with any change of ownership of the Building or in connection with assessments other than those assessed after the date of this Lease and which are payable in the maximum number of permitted installments) and any personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and appurtenances in, upon or used in connection with the Building and Land for the operation thereof, provided that if, because of any change in the method of taxation of real estate, any other or additional tax or assessment is imposed upon Landlord or upon or with respect to the Land and/or Building or the rents or income therefrom, as or in substitution for or in lieu of or in addition to any tax or assessment which would otherwise be a real estate tax, or personal property tax of the type referred to above, such other tax or assessment shall also be deemed a real estate tax, but shall be computed as if the building and rents therefrom are the only asset of Landlord. Any taxes resulting from any special improvements, upgrades, fixturing for any other tenant at the property, shall be excluded from the calculation of "taxes".

                           (ii)  "operating  expenses"  shall  mean and  include
those expenses incurred in respect to the operation, maintenance, management and safekeeping of the Land and Building in accordance with accepted principles of sound management and accounting practices as applied to the operation, maintenance and safekeeping of first class office buildings. Such expenses shall include any and all expenses for capital improvements made to the Land or Building, including the parking lot, to reduce operating expenses, or to comply with any law, ordinance or regulation pertaining to the Land or the Building; provided, however, that the cost of such improvement shall be amortized over the useful life of the same in accordance with generally accepted accounting principals. Accordingly, such amortized amount shall be added to the operating expenses for each year of the item's usable life. Such expenses shall not include (i) interest and amortization payments on any mortgage or mortgages,
(ii)  depreciation  and rental under any ground or  underlying  lease or leases,
(iii) any electricity or other operating expense paid for or payable by any tenant of the building, (iv) wages, salaries and fringe benefits paid to

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executive personnel or officers or partners of Landlord; (v) depreciation of the
Building or its equipment; (vi) costs relating to the solicitation and execution of leases of space in the Building; (vii) costs of operating commercial space in the Building; (viii) costs of correcting defects in construction of the Building or its equipment, other than conditions (not occasioned by construction defects) resulting from ordinary wear and tear; (ix) costs of repairs made by Landlord because of the total or partial destruction of the Building or condemnation of a portion of the Building; (x) increases in insurance premiums to the extent caused or attributable to the use, occupancy or act of another tenant; (xi) the cost of any items for which Landlord is reimbursed by insurance or otherwise compensated by parties other than tenants of the Building pursuant to clauses similar to this paragraph; (xii) the cost of construction of the Building and any additions to the Building subsequent to the date of original construction;
(xiii)  costs of any repairs,  alterations,  additions,  replacements  and other
items  which  under  generally  accepted  accounting   principles  are  properly
classified as capital expenditures (except that capital improvements which are expressly permitted above shall not be exclusions); (xiv) the cost of any work or service performed for or facilities furnished to any tenant of the Building to a greater extent or more favorable to such tenant than that performed for or furnished to Tenant; (xiv) the cost of alterations of space in the Building leased to other tenants; and (xv) the cost of overtime or other expense to Landlord in curing its defaults or performing work expressly provided herein to be borne at Landlord's expense. Operating expenses shall be limited to the reasonable cost of materials or services provided.

                           (iii)  "base   expenses"  shall  mean  the  operating
expenses for the Base Year.

                           (iv) "lease  year" shall mean each  calendar  year in
which occurs any part of the term subsequent to the Base Year.

                           (v) "tax year" shall mean each calendar year in which
occurs any part of the term subsequent to the Base Year.

                  B. At the end of the Base Year, Landlord shall provide to Tenant an estimate of the anticipate Operating Expense Increase and Tenant shall pay to Landlord, on a monthly basis, 1/12 of such estimate. Subsequent to the end of each lease year, Landlord will furnish Tenant a statement which shall show a comparison of the operating expenses for the preceding lease year to the base expenses. On the first day for the payment of Fixed Rent hereunder following the furnishing of such comparative statement, (i) Tenant shall pay to Landlord a sum (the "Operating Expense Increase") equal to the operating expenses for the preceding calendar year less the base expenses multiplied by Tenant's Percentage (less any sums previously paid by Tenant to Landlord on account of such increases for such preceding calendar year), (ii) Tenant shall pay to Landlord, on account of the current lease year, a sum equal to one-twelfth (1/12th) of the expense increase as shown on the comparative

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

statement multiplied by the number of months then elapsed commencing with the first day of the current lease year and, in advance, one-twelfth (1/12th) of such expense increase in respect of the then current month; and (iii) thereafter, until a different comparative statement shall be submitted to Tenant as above provided, the monthly installments of Fixed Rent payable under this Lease shall be increased by an amount equal to one-twelfth (1/12th) of the expense increase as shown on the comparative statement. In the event the comparative statement indicates an overpayment by Tenant hereunder, Landlord shall credit the next monthly rental payment by Tenant with an amount equal to such overpayment.

                  C. At the end of the Base Year, Landlord will furnish Tenant a statement which shall show a comparison of the taxes for the then current tax year over the base year. The increase, if any, of taxes for the then current tax year over the tax base, when multiplied by Tenant's Percentage, is herein referred to as the "tax increase". On the first day for the payment of Fixed Rent hereunder following the furnishing of such comparative statement, (i) Tenant shall pay to Landlord a sum equal to one-twelfth (1/12th) of the tax increase multiplied by the number of months elapsed commencing with the first day of the then current tax year and, in advance, one-twelfth (1/12th) of the tax increase in respect of the then current month; and (ii) thereafter, until a different comparative statement shall be submitted to Tenant as above provided, the monthly installments of Fixed Rent payable under this Lease be increased by an amount equal to one-twelfth (1/12th) of the tax increase. If Landlord shall receive a refund of taxes for any calendar year as to which Tenant has paid a tax increase, Landlord shall reimburse to Tenant Tenant's proportionate share of such refund, less a pro rata share of any costs or expenses incurred in connection with such refund within 30 days after receipt of such refund. Taxes for the Base Year shall be adjusted so as not to be less than the taxes as would be levied or assessed on the Land as a completed Building and not upon a building in construction. Landlord represents to Tenant that there is no current tax abatement affecting the Building or the Land as of the execution of this Lease.

                  D. If Tenant shall dispute in writing any specific item or items included by Landlord in any statement furnished by Landlord to Tenant and such dispute is not amicably settled between the Landlord and Tenant within sixty (60) days after statement therefor has been rendered, Tenant shall continue to pay such disputed amount, without right of setoff, until such time as the parties have reached a final resolution of the issue whether through negotiation, settlement or judicial intervention.

                  E. In the event that (i) the Building is not at least ninety-five (95%) percent occupied during the Base Year or any other calendar year during the Term, or (ii) Landlord is not supplying services to at least ninety-five (95%) percent of the total rentable area of the Building at any time during the Base Year or any other calendar year during the Term, the actual operating expenses and taxes for the Base Year for the purposes of this Section 4 shall be determined as if the Building were ninety-five (95%) percent occupied and Landlord had been supplying services to ninety-five (95%) percent of the total rentable area of the Building during such year.

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                  F.  Landlord  shall keep,  for a period of one hundred  twenty
(120) days after statements are rendered as provided in this Article 4, records in reasonable detail of the items covered by such statements and shall permit Tenant, upon the giving of reasonable prior notice, to examine and audit such records to verify such statements, at reasonable times during business hours. If an audit reveals that Landlord's calculation of the Operating Expense Increase or Tenant's tax increase has been overstated by more than five (5%) percent, Landlord shall reimburse Tenant for the reasonable cost of such audit and refund any overpayment to Tenant, which refund may be paid vis-a-vis a credit against future obligations of Tenant.

         5. SECURITY. Tenant has deposited the Security with Landlord as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent, beyond any applicable notice and/or cure period, Landlord may use, apply or retain the whole or any part of the Security to the extent required for the payment of any rents as to which Tenant is in default beyond any applicable notice and/or cure period or for any sum which Landlord may reasonably expend or may reasonably be required to expend by reason of Tenant's default beyond any applicable notice and/or cure period in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. To the extent that Landlord, during the term hereof, so uses, applies or retains all or any part of the Security, Tenant shall, within ten (10) days restore the Security to its original amount. The Security (less any portions thereof used, applied as retained by Landlord in accordance with the provisions of this Article 5) shall be returned to Tenant within thirty (30) days after the termination date (or after such other date when the term may expire or be terminated, without the fault of Tenant, pursuant to the provisions of this Lease or pursuant to law) and after delivery of entire possession of the premises to Landlord in accordance with the provisions of this Lease. In the event of a sale or leasing of the Land and Building, Landlord shall have the right to transfer the Security to the vendee or lessee, and upon such transfer, Landlord shall thereupon be released by Tenant from all liability for the return of such Security, and Tenant agrees to look to the new Landlord solely for the return of said Security. It is agreed that the provisions hereof shall apply to every such transfer or assignment made of the Security. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security and that neither Landlord nor its successors and assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         6. COMPLETION AND POSSESSION.

                  A. Landlord shall exercise reasonable diligence and shall endeavor to complete the items set forth on Exhibit B, entitled "Landlord's Work", on or before seventy-five (75) days from the later of: (i) the date upon which this Lease is fully executed and distributed to the parties; or (ii) the date which Tenant approves, in writing, the agreed upon floor plan (the "Anticipated Commencement Date"). The Anticipated Commencement Date shall be subject to actual delay by causes beyond the reasonable control of Landlord or

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by the action or inaction of Tenant. The parties expressly acknowledge and agree that under no circumstances shall the Commencement Date occur prior to September 1, 2002. If the Landlord's Work is not Substantially Complete within the meaning of this Article 6 by thirty (30) days from the later of: (x) the Anticipated Commencement Date; or (y) September 1, 2002; (each of the foregoing subject to extension for Tenant delays and matters beyond Landlord's control as provided for in this Lease) (the "Outside Delivery Date"), then this Lease shall not be affected thereby but, in such case, the Commencement Date shall be deemed to be postponed until the date when the Landlord's Work is Substantially Complete and Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason of any such postponement, except that Tenant shall receive one (1) day's free rent for each day beyond the Outside Delivery Date. If Landlord is unable to deliver possession within one hundred eighty
(180) days of the Anticipated Commencement Date, Tenant shall thereafter, prior to delivery of occupancy, have the right to terminate this Lease upon ten (10) days written notice to Landlord. During said ten (10) day notice period, Landlord shall have the right to deliver the Demised Premises in accordance with the terms of this Lease and, in such case, the delivery of the Demised Premises shall nullify Tenant's termination notice. Should Landlord fail to deliver the Demised Premises within ten (10) days of Tenant's notice, this Lease shall terminate and Landlord will promptly return to Tenant the Security Deposit and any prepaid rents. The parties hereto agree that this Article 6 constitutes an express provision as to the time in which Landlord has to complete Landlord's Work and, except as expressly set forth herein to the contrary, Tenant hereby waives any rights to rescind this Lease which Tenant might otherwise have pursuant to any law now or hereafter in force.

                  B. The premises shall be deemed Substantially Complete upon the issuance of a Certificate of Occupancy (temporary or final) following completion of Landlord's Work. Upon Substantial Completion, the project architect shall notify the Landlord and/or Tenant that the Landlord's Work is substantially complete. At that time, Landlord shall send notice to Tenant confirming that the project is substantially complete and the notice shall further fix the actual square footage of the Demised Premises (determined in a manner consistent with the square footage of the Building), the Fixed Rent and the Tenant's Percentage, as well as the Commencement Date and the Termination Date. Upon such notice, the aforesaid terms shall be fixed for the balance of the Lease and shall not be subject to remeasurement and/or adjustment.

                  C. Tenant, by entering into possession of the premises for the conduct of its business, shall be conclusively deemed to have agreed that Landlord up to the time of such possession has performed all of its obligations hereunder and that the premises are in satisfactory condition as of the date of such possession subject to punch list items and latent defects.

                  D. In the event possession of the premises (herein referred to as the "possession date") is delivered to Tenant pursuant to this Article 6 on a day other than the Commencement Date set forth in the Preamble to this Lease, then the Commencement Date shall be deemed to be the same day as the possession date and the termination date set forth in the Preamble to this Lease shall be adjusted accordingly and the term of the Lease, as also set forth in said Preamble, shall remain the same. For purposes of this Article 6D, the term "possession" shall mean Tenant's occupancy for the conduct of its business and not merely Tenant's access to complete Tenant's Work as contemplated in Article 6E, below.

                  E. Tenant shall have the right to enter into the Demised Premises prior to the Commencement Date to complete its initial installation of such things as telephone and computer wiring, installation of trade fixtures, furniture and appliances and any other work which may be reasonably approved by Landlord. Tenant's right to enter into the Demised Premises prior to the Commencement Date shall be subject to the following limitations:

                           (i)  Tenant  shall  only  use  insured   professional
contractors to complete any work (other than the installation of office equipment) in the Demised Premises;

                           (ii)   Any  work  to  be   completed   prior  to  the
Commencement Date shall be coordinated with and through Landlord so as not to interfere with Landlord's operations; and

                           (iii) Tenant's work in the Demised Premises shall not
be performed at such times or in such manner so as to delay Landlord in completion of the Landlord's Work.

                  F. Tenant shall have the right to move into the Demised Premises during or after Business Hours and on or other than Business Days and use the freight and/or passenger elevators (with appropriate protection therefor) for such purpose, without payment of additional cost (including overtime) to Landlord. Provided, however, in the event of damage to the Building or the elevators, Tenant shall be responsible to reimburse Landlord for the cost of repairs.

         7. USE OF PREMISES.

                  A. The premises shall be used and occupied only for the permitted use described in the Preamble to this Lease and for no other use or purpose. Tenant shall not use or permit the use of the premises or any part thereof in any way which would violate any certificate of occupancy for the Building or premises (which Landlord represents permits the permitted use hereunder), or any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in any unlawful manner and Tenant shall not suffer or permit the premises or any part thereof to be used in any manner or anything to be done therein or suffer or permit anything to be brought into or kept in the premises which, in the reasonable judgment of Landlord, shall in any way materially impair or interfere with any of the
Building services or the proper and economical heating, cleaning, air conditioning or other servicing of the Building or the premises, or materially impair or interfere with the use of any of the other areas of the Building by, or occasion unreasonable discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building.

                  B. If any governmental license or permit (other than the certificate of occupancy required to be obtained by Landlord pursuant to Article 6 hereof, if required by the applicable municipality) shall be required for the proper and lawful conduct of Tenant's business or other activity carried on in the premises (other than the permitted use hereunder), and if the failure to secure such license or permit would, in any way, affect Landlord, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall, at all times, comply with the terms and conditions of each such license or permit.

                  C. If by reason of failure of Tenant to comply with the provisions of this Lease, including but not limited to the manner in which Tenant uses or occupies the premises (other than the permitted use hereunder), the insurance rates shall at the commencement of the term or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all insurance premiums thereafter paid or incurred by Landlord, which shall have been charged because of such failure or use by Tenant, and Tenant shall make such reimbursement within twenty (20) days following the billing to Tenant of such additional cost by Landlord.

                  D. Notwithstanding anything to the contrary contained in this Lease, Tenant shall be entitled to use of the Premises during and after Business Hours (as defined in Article 10), without any extra hours charges for such use. However, the foregoing shall not relieve the Tenant from paying the extra hour charges for HVAC services identified in, and as requested by Tenant, pursuant to
Article 10G.2, below. Tenant acknowledges that certain of the Building Base Services to the Common Areas will be limited at times other than Business Hours. By way of example, but not limitation, the lighting in Common Areas is reduced by approximately one-half (1/2) during non-Business Hours.

         8. REPAIRS, REPLACEMENTS, ALTERATIONS.

                  A. Tenant shall take good care of the Demised Premises and the fixtures and appurtenances therein. Tenant shall make, at its own expense, all repairs and replacements required to keep the Demised Premises and fixtures in good working order and condition except (1) structural and roof repairs, maintenance and replacement (as necessary), (2) maintenance, repair and replacement (as necessary) of building systems located outside of the Demised Premises, (3) repairs as may be required of Landlord in furnishing the services specified in Article 10 hereof, and (4) repairs required to be made by Landlord pursuant to this Article 8 or Article 13 hereof. The cost of subsections (1) through (4) shall be deemed "operating expenses" as provided in and subject to
Article 4A(ii), above.

         All repairs made by Tenant shall be at least equal in quality to the original work. Tenant shall not make any installations, alterations, additions or improvements in or to the Demised Premises without first obtaining Landlord's written consent thereto (which consent shall not be unreasonably withheld, conditioned or delayed), and shall make the same and all repairs only between such hours and by such contractors or mechanics as may be supplied or reasonably approved by Landlord. Notwithstanding the foregoing, Tenant may, without the prior written consent of Landlord, make alterations which are (x) decorative in nature (y) nonstructural in nature for the cumulative cost of $20,000 or less; or (z) cannot be seen or viewed from the exterior of the Building or the Common Areas. All alterations, decorations, installations, additions or improvements upon the Demised Premises made by either party (including but not limited to paneling, partitions, railings, and the like), except Tenant's movable fixtures, personal property and furniture, shall, unless Landlord elects otherwise (by notice in writing to Tenant given together with Landlord's consent therefor) become the property of Landlord and shall remain upon, and be surrendered with, said premises, as a part thereof, at the end of said term or renewal term, as the case may be. If Landlord shall elect otherwise, then Tenant shall remove, at its expense, such alterations, installations, additions or improvements made by Tenant upon the premises as Landlord shall specify, and Tenant shall repair any damage to the premises caused by such removal at Tenant's sole expense prior to the termination date. With respect to any such Tenant alterations, decorations, installations, additions or improvements upon the Demised Premises, Landlord shall have the option of performing all such work for Tenant at competitive rates and terms to be agreed upon.

                  B. If, because of any acts or omission of Tenant or anyone claiming through or under Tenant, any mechanic's or other lien or order for the payment of money shall be filed against the Demised Premises, the Land or the Building, or against Landlord (whether or not such lien or order is valid or enforceable as such), Tenant shall, at Tenant's own cost and expense, cause the same to be canceled and discharged of record or bonded within thirty (30) days after the notice of filing thereof, and shall, in the event it is due to Tenant, also indemnify and save harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

                  C. In the event Tenant makes any repairs, replacements, or alterations in or to the Demised Premises, any contractors or subcontractors employed by Tenant shall employ only such labor as will not result in jurisdictional disputes with any labor unions or strikes against or involving the Landlord or the Building. Tenant will inform Landlord, in writing, of the names of contractors and/or subcontractors Tenant proposes using to do work on its behalf within the Building at least seven (7) days prior to the beginning of any permitted work. Landlord reserves the right, in its reasonable judgment, to reject any and all of the proposed contractors and/or subcontractors based upon such factors. In the event of any strike or dispute, Tenant will cause any persons involved in such work and causing such strike or dispute to leave the Demised Premises immediately after receipt of notice from Landlord demanding the same.

                  D. Landlord shall maintain in good condition and repair, and shall make all structural and non-structural repairs to, the base building and the Common Areas of the Building, and in a manner comparable to comparable multi-story office buildings in the general geographic area of the Building, including, without limitation, the Building systems, the roof, the exterior walls, the windows and doors of the Building, the interior and exterior Building structure, the lobby, the elevators, and all mechanical, life safety, electrical, plumbing and HVAC components serving the Building.

                  E. Tenant, at Tenant's sole cost and expense, may install, for use within the Demised Premises, one or more supplemental air conditioning units within the Demised Premises. In connection therewith, Tenant shall have the right to install the ducts and other equipment needed to distribute the cool air generated thereby within the Demised Premises and to vent the return air generated thereby from the Demised Premises. In connection with the foregoing, Tenant agrees that any utilities associated with such supplemental air-conditioning unit will not be connected to the building services, but rather will be attached to the utilities to be paid for by Tenant. Further, Tenant agrees to permit Landlord to review any and all mechanical drawings prior to such installation. Landlord shall have the right to approve such installation, which approval shall not be unreasonably withheld, conditioned nor delayed.

         9. TENANT COVENANTS. Tenant covenants and agrees that Tenant will:

                  A. Faithfully observe and comply with any Rules and Regulations which Landlord may make and may communicate in writing to Tenant, which, in the reasonable judgment of Landlord, shall be necessary or desirable for the reputation, safety, care or appearance of the Land and Building, or the preservation of good order therein, or the operation, maintenance or safekeeping of the Land and Building, or the equipment thereof, or the comfort of tenants or others in the Building; provided, however, that (i) in the case of any conflict, the provisions of this Lease shall control, (ii) provided that the Rules and Regulations are evenly applied to all tenants, nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations upon any other tenant, its servants, employees, agents, visitors, invitees, subtenants or licensees.

                  B. Upon reasonable prior notice during Business Hours, permit Landlord and any mortgagee of the Building or of the Building and the Land or of the interest of Landlord therein and any lessor under any ground or underlying lease, and their representatives, to enter the premises at all reasonable hours, for the purposes of inspection, or of making repairs, replacements or improvements in or to the Building or equipment, or of complying with any laws, orders, and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with the compliance with any such laws, orders or requirements to keep and store within the premises in a reasonable manner (and thereafter promptly remove) all necessary materials, tools and equipment); provided however that Landlord agrees to use reasonable efforts not to interfere with or interrupt Tenant's business operation in the Premises and all trade fixtures and other equipment owned by Tenant and located in the Premises. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord or any mortgagee of Landlord's interest in the Land and/or Building, any obligation, responsibility or liability whatsoever for the care, supervision or repair of the premises or Building or any parts thereof other than as herein provided, except to the extent caused by such party's gross negligence or willful misconduct.

                  C. Make no claim against Landlord for any injury or damage to Tenant or to any other person for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of Tenant or of any other person, unless caused by the gross negligence or willful misconduct of Landlord, its employees, agents or servants.

                  D. Not bring or keep in the premises any property other than such as might normally be brought upon or kept in the premises as an incident to the reasonable use of the premises for the purposes herein specified or in connection with the conduct of Tenant's business therein.

                  E. Not violate, or permit the violation of, any reasonable conditions imposed by Landlord's insurance carriers, and not do anything or permit anything to be done (other than the permitted use), or keep anything or permit anything to be kept, in the premises, which would increase the insurance rates on the Building or the property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts and against risks as reasonably determined by Landlord.

                  F. Permit Landlord, upon prior reasonable notice during business hours with the six (6) month period next preceding the termination date with respect to all or any part of the premises, to show the same to prospective new tenants.

                  G. Quit and surrender the premises at the expiration or earlier termination of the term broom clean and in as good condition as ordinary wear and reasonable use will permit, except for repairs caused by fire or other casualty, and, subject to Landlord's exercise of the election provided in
Article 8, with all installations, alterations, additions and improvements, including partitions which may have been installed by either of the parties upon the premises (except that Tenant's removable trade fixtures, personal property and furniture shall remain Tenant's property, and Tenant shall remove the same). Tenant's obligations to observe and perform this covenant shall survive the said expiration or earlier termination of this Lease.

                  H. At any time and from  time to time  upon not less  than ten
(10) days prior notice by Landlord to Tenant, execute, acknowledge and deliver to Landlord, or to anyone Landlord shall designate, a statement of Tenant (or if Tenant is a corporation, an appropriate officer of Tenant) in writing certifying that this Lease is unmodified and in full force and effect (except as modified and stating the modifications), and the dates to which rent has been paid in advance, if any, and stating whether or not, to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge; it being intended that any such statement delivered pursuant hereto may be relied upon by any lessor under any ground of underlying lease, or any lessee or mortgagee, or any prospective purchaser, lessee, mortgagee, or assignee of any mortgage, of the Building and/or the Land or of Landlord's interest therein.

                  I. Except to the extent caused by the negligence or willful misconduct of Landlord, its contractors, agents or employees, indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporations, arising from the conduct or management of or from any work or thing whatsoever done by or on behalf of Tenant in or about the Demised Premises as well as from the use and occupancy of the premises by Tenant, and further indemnify and save Landlord harmless against and from any and all claims arising from breach or default beyond applicable notice and/or cure period on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence in the premises of Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all reasonable costs, counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend at Tenant's expense such action or proceeding by counsel reasonably satisfactory to Landlord.

                  J. Not place this Lease on record without the prior written consent of Landlord. At the request of Landlord or Tenant, Tenant and Landlord will execute a memorandum of lease for recording purposes containing references to such provisions of this Lease as Landlord and Tenant shall deem necessary.

                  K. [INTENTIONALLY OMITTED]

                  L. During the term hereof, maintain and deliver to Landlord public liability and property damage insurance policies (or certificates thereof) with respect to the premises, in which Landlord, Tenant and Landlord's mortgagee and/or ground lessor, if required, shall be named as additional insureds, for a minimum of Two Million ($2,000,000) Dollars combined single limit for coverage purposes only, with no obligation on the part of Landlord, Landlord's mortgagee and/or ground lessor to pay premiums. Such policy or policies shall be in such form and with such insurance companies as shall be reasonably satisfactory to Landlord with provision for at least thirty (30) days notice to Landlord of cancellation and shall name Landlord as additional insured. At least ten (10) days before the expiration of any such policy, Tenant shall supply Landlord with a substitute therefor with evidence of payment of the premiums thereof. If such premiums shall not be so paid and/or the policies therefor shall not be so delivered, then Landlord may, after ten (10) days written notice to Tenant, procure and/or pay for the same and the amounts so paid by Landlord shall be added to the installment of rent becoming due on the first of the next succeeding month and shall be collected as additional rent hereunder.

         10. LANDLORD'S SERVICES. Landlord shall furnish the following services on a 24 hours basis (except for overtime HVAC and janitorial services):

                  A. Air cooling during "Business Hours" on "Business Days" (as those terms are hereinafter defined) when, in the reasonable judgment of Landlord, it may be required for the comfortable occupancy of the Demised Premises in accordance with the HVAC specifications for the Building attached hereto as Exhibit E. During Business Days and similar hours, Landlord shall provide ventilation for the Demised Premises. Tenant at all times agrees to cooperate fully with Landlord and to abide by all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of its heating, air conditioning and ventilation systems. Landlord shall have free access to any and all mechanical installations of Landlord within the Premises, including but not limited to air conditioning, fans ventilating and machine rooms and electrical closets; and Tenant agrees that there shall be no construction of partitions or other obstructions which might unreasonably interfere with Landlord's full access thereto, or unreasonably interfere with the moving of Landlord's equipment to and from the enclosures containing said installations. Tenant agrees that Tenant, its agents, employees or contractors shall not at any time enter the said enclosures or tamper with, adjust, touch or otherwise in any manner affect Lessor's said mechanical installations.

                  B. Heat, when and as required by law or as otherwise reasonably required, on Business Days during Business Hours.

                  C. Janitorial Services for the Demised Premises. Tenant shall pay to Landlord the cost of removal from the Building of any of Tenant's refuse and rubbish which exceeds the refuse and rubbish usually attendant upon the use of such premises as offices. Bills for the same shall be rendered by Landlord to Tenant and shall be due and payable within twenty (20) days after the date when rendered, and the amount of such bills shall be deemed to be, and be paid, as additional rent. Alternatively, Tenant shall use Landlord's contractors or employees, at the option of the Landlord, at competitive rates and terms for the removal of such excess rubbish and refuse and Tenant agrees to pay reasonable charges therefor. Attached hereto as Exhibit D is a detail of the janitorial specifications for the Building to be provided to the Premises.

                  D. Cold and hot water at standard building temperatures to all common lavatories, as well as the kitchen located within the Demised Premises, for ordinary drinking, cleaning, sanitary and lavatory purposes.

                  E. 1. Landlord shall make available to the Demised Premises electrical services in such quantities as are reasonably necessary for Tenant's operation of the Demised Premises and not less than six (6) watts per rentable square foot demand load for Tenant's fixtures and equipment (exclusive of base building HVAC), which electrical services shall be separately metered; provided, however, the Landlord shall not be responsible to supply electrical service to the Demised Premises to the extent Tenant's usage exceeds the aforesaid specifications. The Demised Premises shall be separately metered and electrical services paid directly by Tenant to the applicable utility authority. In the event Landlord receives a special bulk rate for electric from the utility authority, Tenant shall be entitled to take advantage of such reduced cost.

                           2. Tenant shall make no  substantial  alterations  or
additions to the electric equipment and/or appliances, except in accordance with the provisions of this Lease.

                           3. Landlord  shall not in any way be  responsible  or
liable to Tenant at any time for any loss, damage or expense resulting from any change in the quantity or character of the electric service or for its being no longer suitable for Tenant's requirements or from any cessation or interruption of the supply or current due to the acts or omissions of the public utility or otherwise outside the control of Landlord, nor shall any such loss, damage or expense, or non-supply of electric service or current in any way affect the tenancy or in any way relieve Tenant of any obligation under the terms of this Lease.

                           4.  Except as set forth on  Exhibit B,  Tenant  shall
make no changes, alterations, additions, substitutions ("changes") to any risers, conduits, meters, panel boxes, switch gear, wiring or any other part of the electric service without the express prior written consent of Landlord, which shall not be unreasonably withheld. Any changes requested by Tenant shall be sent in writing to Landlord, and if, in the reasonable judgment of Landlord, such changes will not cause or create a dangerous or hazardous condition or damage or injury to the Building, or entail excessive or unreasonable alterations or repairs, or unreasonably interfere with or disturb other tenants or occupants and/or the service then or thereafter to be supplied to tenants or occupants, Landlord will, at the sole reasonable cost and expense of Tenant, make such changes. Tenant covenants and agrees to pay Landlord for such costs and expenses, as additional rent hereunder, within twenty (20) days after the rendition of a bill indicating the amount due therefor.

                  F. Passenger elevator service; Electrical lighting, cleaning and maintenance of the common areas of the Building and Land, including landscaping, parking lot cleaning and ice and snow removal.

                  G. 1. Tenant acknowledges that Landlord is required to furnish HVAC services (herein collectively referred to as "HVAC services") only during Business Hours, Landlord shall provide HVAC services to Tenant beyond business hours provided that Tenant pays to Landlord, as additional rent, a special charge (herein referred to as "extra hours charge"). Landlord shall install an over-ride switch to permit Tenant to operate the HVAC services after Business Hours on weekdays Saturdays, Sundays or holidays. The over-ride system will calculate the extra hours which Tenant operates the HVAC services and Tenant shall pay Landlord, as rent, the charges for same in accordance with subparagraph 2, below.

                           2. The  extra  hours  charge  shall be at the rate of
$35.00 per hour per Roof Top Unit necessary to operate the zone(s) utilized for extra hours. It is contemplated that the Demised Premises will be divided into four (4) separate zones and that each Roof Top Unit will operate two (2) zones. It is further contemplated that the aforesaid four (4) zones shall not incorporate any premises other than the Demised Premises.

                  H. The term "Business Days", as used in this Lease, shall mean Monday to Friday, 8:00 A.M. to 7:00 P.M., inclusive, and Saturday from 8:00 A.M. to 1:00 P.M.. Tenant shall, however, have access to the premises, the Building and the parking facilities 24 hours a day, 7 days a week, but Landlord shall not be required to furnish HVAC services during other than Business Hours on Business Days unless Tenant has requested the same in accordance with sub-section (G)(i), above.

                  I. The term "Business Hours", as used in this Lease, shall mean all times between 8:00 A.M. and 7:00 P.M. on Monday to Friday, inclusive, excluding holidays, and Saturday from 8:00 A.M. to 1:00 P.M.

                  J. Landlord reserves the right, without being liable to Tenant and without abatement or diminution in rent, to temporarily suspend, delay or stop any of the building services to be furnished and provided by Landlord under this Lease whenever reasonably necessary by reason of fire, storm, explosion, strike, lockout, labor dispute, casualty or accident, lack or failure of sources of supply of labor or fuel (or inability in the exercise of reasonable diligence to obtain any required fuel), acts of God or the public enemy, riots, interferences by civil or military authorities in compliance with the laws of the United States of America or with the laws, orders or regulations of any governmental authority, or by reason of any other cause beyond Landlord's control, or for emergency, or for inspection, cleaning, repairs, replacements, alterations, improvements or renewals which in Landlord's reasonable judgment are desirable or necessary to be made. Landlord agrees, however, to use its best efforts and to act with all due diligence to restore or have restored any services which may be suspended, delayed or stopped pursuant to this subparagraph J.

                  K. Landlord shall provide and maintain, at its expense (but as part of operating expenses), a sprinkler system in the Building up to and including the Premises, which shall be repaired and maintained by Landlord, in good order and condition, and which shall comply with all laws.

         L. Landlord shall provide to Tenant card key access to the main doors to the lobby as well as keys to Tenant space.

                  M. In the event Landlord fails to provide any material service and the Premises shall be untenantable and not used by Tenant by reason of Landlord's failure to perform its obligations under this Lease for a period of five (5) consecutive business days after written notice to Landlord of such deficiencies, Fixed Rent and additional rent shall be abated for so long as such service is not provided and the Premises is untenantable. Nothing shall be deemed to waive Tenant's right to claim a constructive or actual eviction. Nothing shall be deemed to relieve or release Landlord for any claim arising out of Landlord's negligence or willful misconduct.

         11. ASSIGNMENT, SUBLETTING, ETC.

                  A. Tenant, for itself, its heirs, executors, administrators, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld, conditioned or delayed. The sale or transfer of stock control, if Tenant be a corporation, shall be deemed an assignment of this Lease unless (a) such sale or transfer is made to a publicly owned corporation, (b) it involves the sale or issuance of securities registered under the Securities Act of 1933, as amended,
(c) it is made amongst the existing stockholders of Tenant, or (d) it results from the death of a stockholder of Tenant. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anyone other than Tenant, Landlord may, after default by Tenant beyond any applicable notice and cure period, collect rent from the assignee, undertenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of all covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting, nor shall the same release or discharge Tenant from any liability, past, present or future, under this Lease, and Tenant shall continue fully liable in all respects hereunder.

                  B. If Tenant intends to and has entered into a proposed sublease of all or a portion of the premises or assignment of this Lease, such sublease or assignment shall be subject to the provisions of this Article 11 and Tenant shall send Landlord a written notice ("Tenant's Notice of Intention") advising Landlord of Tenant's intention to finalize the sublease or assignment in accordance with the terms of that instrument and an executed copy of the proposed sublease or assignment (or a term sheet containing all of the material terms and conditions of such proposed agreement). In the event of an assignment of the Lease or sublet of the Premises for all or substantially all of the remaining Term, Landlord shall have a period of ten business (10) days after receipt from Tenant of such Notice to elect to terminate this Lease (or in the case of a sublet, as to that portion of the Premises which is proposed to be sub-let) and the unexpired term hereof ("recapture") or, in the event of an assignment of the Lease or sublet of the Premises, to advise Tenant that Landlord consents or refuses to consent to such proposed sublease or assignment. In the event Landlord elects to recapture the Demised Premises (or such portion thereof), Tenant shall have a period of ten (10) business days to send Landlord a written notice ("Rescission Notice") advising Landlord that Tenant shall rescind its offer to sublease or assign and shall remain liable for the full and faithful performance of all the terms and conditions on its part to be performed under this Lease. In the event Landlord elects to recapture and Tenant fails to give Rescission Notice within the aforesaid time frame, Tenant shall vacate and surrender possession of the Demised Premises (or in the case of a sublet, as to that portion of the Premises which is proposed to be sub-let) by not later than the date set forth in Tenant's Notice of Intention for the date upon which the proposed sublease or assignment (as the case may be) was intended to become effective ("termination date"). Upon Tenant's vacating and surrendering possession of the Demised Premises as of the aforesaid termination date this lease will terminate (or in the case of a sublet, that portion of the Premises which is proposed to be sub-let) as if said date were the termination date set forth in the Preamble to this Lease.

                  C. Landlord agrees that if it does not elect to recapture (or has no right to recapture) the Demised Premises or such portion thereof in accordance with subparagraph B, Landlord shall not unreasonably withhold its consent to the proposed sublease or assignment, provided, however, that Landlord shall not be deemed unreasonable if it refuses to consent to any proposed sublease or an assignment of the Lease to a tenant, subtenant or other occupant of the Building (or to a subsidiary or affiliate of such tenant, subtenant or other occupant) if Landlord has comparable space in the Building available for lease, or if, in the reasonable judgment of Landlord, the business of such proposed subtenant or assignee is not compatible with the type of occupancy of the Building, or such business will create increased use of the common facilities of the Building or conflict with the provisions of any other lease or agreement affecting the Building in existence as of the date hereof.

                  D. It is expressly agreed that Landlord shall have the right to negotiate directly with any proposed subtenant or assignee, whether the identification thereof shall have been disclosed to Landlord by Tenant or others, and Landlord shall have the right to enter into a direct lease with any proposed subtenant, its parent, affiliate or subsidiary, either with respect to the sublet area or any other premises or space in the Building for such term and upon such rentals and other provisions or agreements as Landlord elects, including the same terms and conditions set forth in the proposed sublease or assignment submitted to Landlord with Tenant's Notice of Intention.

                  E. Tenant, without Landlord's prior written consent thereto and without being subject to the provisions of Paragraphs B and G of this
Article 11, shall have the right to assign this Lease or sublet the premises to, or allow the premises to be otherwise occupied by, (i) any parent, subsidiary, affiliate, group or division of Tenant, (ii) any successor to Tenant by merger, consolidation or operation of law, (iii) any person or entity to whom all or substantially all of Tenant's assets are conveyed, (iv) any person or entity to whom all, or a controlling interest in, the ownership interests in Tenant are conveyed, or (v) any person or entity purchasing the business of Tenant, provided such transaction referred to in subsections (ii) through (v) is for a valid corporate purpose and the transferee has a net worth equal to or greater than Tenant immediately prior to such transaction, provided, however, that no such assignment or subletting shall be deemed to relieve it of liability for the full and faithful performance of all the terms and conditions on its part to be performed under this Lease.

                  F. In the event Tenant assigns this Lease, as permitted by this Article 11, such assignment shall not be deemed effective or binding on Landlord unless there is delivered to Landlord within five (5) business days of the execution of such assignment, a duplicate, executed copy of such assignment and a duplicate, executed copy of an agreement on the part of the assignee, reasonably satisfactory to Landlord, to the effect that the assignee agrees to and shall assume all of the obligations on the part of Tenant to be kept, observed and performed pursuant to this Lease. Consent by Landlord to any assignment or sublease shall not, nor shall it be deemed to, relieve or release the assigning Tenant from liability for the full and faithful performance of all the terms, covenants, provisions and conditions required to be performed under this Lease by "Tenant" for the remainder of the term. No oral or verbal assignment, or sublease or receipt by Landlord of any payment of rental or other amounts, or acceptance by Landlord of performance of Tenant's obligations hereunder by any purported assignee or sublessee, shall be deemed a waiver of any obligation of Tenant hereunder.

                  G. If Tenant subleases all or a part of the Demised Premises at a rental per square foot in excess of the Fixed Rent hereunder calculated on a per square foot basis, or if Tenant assigns this Lease and receives consideration therefor (herein called "Rent Bonus"), then Tenant shall pay to Landlord a sum (herein called "Landlord's Share") equal to fifty (50%) of the "Profit" (hereinafter defined), if any, received by Tenant on account of such assignment or subletting. The term "Profit" with respect to an assignment shall mean the Rent Bonus, less any alteration to the Premises made by Tenant in contemplation of such assignment (and not reimbursed to Tenant in addition to the Rent Bonus), rent concessions, improvement allowances, brokerage commissions, costs of removing fixtures and equipment and legal expenses. The term "Profit" with respect to a subletting shall mean the difference between (x) minimum rent (howsoever designated) received from the subtenant under the sublease (omitting any amount allocable to the payment of real estate taxes, insurance premiums, common area charges and similar items of additional rent payable as additional rent under this Lease but included in minimum rent under the sublease), and (y) Fixed Rent payable under this Lease multiplied by a fraction, the numerator of which shall be the number of square feet of floor area within the subject portion, and the denominator of which shall be the number of square feet of floor area within the Demised Premises, plus any and all "Subletting Costs" (hereinafter defined). "Subletting Costs" shall mean any and all costs incurred by Tenant in connection with such subletting, including, without limitation, alteration to the Premises, rent concessions, improvement allowances, brokerage commissions, costs of removing fixtures and equipment and legal expenses. At the request of Landlord, Tenant shall supply Landlord with written documentation of any Subletting Costs.

         12. LANDLORD'S RIGHTS. Without abatement or diminution in rent, Landlord reserves and shall have the following additional rights:

                  A. To change the street address and/or the name of the Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building without liability to Tenant, provided that Tenant's use and enjoyment of the premises are not adversely affected thereby.

                  B. To approve in writing all signs and all sources furnishing sign painting and lettering, drinking water, towels and toilet supplies or other like services used in the Demised Premises and to approve all sources furnishing cleaning services, painting, repairing and maintenance, which approval shall not be unreasonably withheld or delayed.

                  C. Subject to the provisions of Article 9B, to enter the Demised Premises at all reasonable times, and upon prior reasonable notice (except for emergencies) (1) for the making of such inspections, alterations, improvements and repairs, as Landlord may deem reasonably necessary or desirable, (2) for any purpose whatsoever relating to the safety, protection or preservation of the Demised Premises or of the Building, and (3) to take material into and upon said premises. If a representative of Tenant shall not be personally present to open and permit an entry into the premises at any time when an entry shall be reasonably necessary or permissible hereunder, Landlord or its agents may enter by a master key or may, in case of emergency, forcibly enter the same without rendering Landlord or its agents liable therefor
(provided that, during such entry, reasonable care shall be accorded to avoid damage or injury to Tenant's property or interference with Tenant's use of the Premises), and without in any manner affecting the obligations and covenants of this Lease. Without incurring any liability to Tenant, Landlord may permit access to the premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

                  D. At any time or times Landlord, either voluntarily or pursuant to governmental requirement, may, at Landlord's own expense, make repairs, alterations or improvements in or to the Building or any part thereof and during alterations, may close entrances, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Tenant's use and occupancy of the premises.

                  E. To erect, use and maintain, at Landlord's expense, pipes, ducts, shafts and conduits in and through the Demised Premises, provided same do not unreasonably interfere with Tenant's use and occupancy of the Demised Premises, and any such pipes, ducts, shafts or conduits shall be concealed behind or within the venting system, partitioning or columns.

                  F. To charge to Tenant any reasonable expense, as additional rent, including overtime cost, incurred by Landlord in the event that repairs, alterations, decorating or other work in the premises are made or done after ordinary business hours at Tenant's request.

                  H. To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building, provided that Tenant's permitted use of the premises shall not be adversely affected thereby.

                  Landlord may exercise any or all of the foregoing rights thereby reserved to Landlord without being deemed guilty of an eviction, actual or constructive, or disturbance or interruption of Tenant's use or possession and without limitation or abatement of rent or other compensation and such acts shall have no effect on this Lease, provided Landlord complies with the requirements set forth above in connection with the exercise of such rights.

         13. DAMAGE BY FIRE, ETC.

                  A. If the entire premises or any part thereof (including damage to the Building or the Building Systems which affect access to or the tenantability of the Premises) shall be damaged by fire or other casualty and Tenant shall give prompt written notice thereof to Landlord, Landlord shall proceed with reasonable diligence to repair or cause to be repaired such damage, and if the premises, or any part thereof, shall be rendered untenantable by reason of such damage, the rent hereunder, or an amount thereof apportioned according to the area of the premises so rendered untenantable if less than the entire premises shall be abated for the period from the date of such damage to the date when the damage shall have been repaired as aforesaid. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture or furnishings or on any fixtures, equipment, improvements, installations or appurtenances made or removable by Tenant as provided in this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same. In the event the repairs or restoration cannot be completed, or have not been substantially completed, within 270 days from the date of the casualty (subject to delays caused by adjustment and collection of insurance proceeds and force majeure not to exceed 90 days in the aggregate), Tenant shall have the right to terminate this Lease upon thirty (30) days' notice to Landlord within which time Landlord shall have the right to complete such repairs and void Tenant's termination notice.

                  B. In case the Building shall be so damaged by such fire or other casualty that substantial alteration or reconstruction of the Building or the premises shall, in Landlord's reasonable opinion, be required (whether or not the premises shall have been damaged by such fire or other casualty) and Landlord shall decide not to rebuild or if such damage occurs during the last twelve (12) months of the term, then Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage. In the event that such a notice of termination shall be given, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the rent payable hereunder shall be apportioned as of such date.

                  C. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility (to the other or anyone claiming through or under it by way of subrogation or otherwise) under fire and extended coverage or supplementary contract casualties or any other insurance coverages obtained, if such fire or other casualty or other insured event shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair such policies or prejudice the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that its policies will include such a clause or endorsement so long as the same shall be obtainable without extra cost, or if such cost shall be charged therefor, so long as the other party pays such extra cost.

                  D. Landlord shall at all times during the Term hereof maintain in effect policies of insurance covering the Building in an amount not less than one hundred percent (100%) of its actual replacement cost, providing protection against all risks covered by standard form of "Fire and Extended Coverage Insurance." Landlord shall also carry bodily injury and property damage liability insurance with respect to the Building in an amount not less than that required of Tenant with respect to the Premises.

         14. CONDEMNATION.

                  A. In the event that the whole of the Land and Building shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease, and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that a material part of the Building or material portions of the Land shall be so condemned or taken, then Landlord (whether or not the premises be affected) may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title. If Landlord does not so elect to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, and the rent payable hereunder shall not be abated. In the event that only a part of the Building shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, with reasonable diligence and at its expense, restore the remaining portion of the Building as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

                  B. In the event of their termination in any of the cases hereinbefore provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the termination date of this Lease, and the rent payable hereunder shall be apportioned as of such date.

                  C. In the event of any condemnation or taking hereinbefore mentioned of all or a part of the Land and Building (including the premises), Landlord (or the mortgagee of any interest in the Land and/or the Building, if pursuant to the terms of the mortgage, or if pursuant to law, mortgagee is entitled to receive all or a portion of the condemnation award), shall be entitled to receive the entire award in the condemnation proceeding, including any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof. Tenant shall not be entitled to receive any part of such award from Landlord, the mortgagee, or the condemning authority, except that Tenant shall have the right to assert a claim against the condemning authority for the value of movable fixtures and equipment installed and paid for by Tenant and for relocation expenses, provided that the payment of any award to Tenant does not diminish the amount which would otherwise be paid to Landlord or the mortgagee by that condemning authority.

                  D. It is expressly understood and agreed that the provisions of this Article 14 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period; provided, however, that in the event the Demised Premises are not available to Tenant for more than ten (10) consecutive business days, rent shall abate until such time as the Demised Premises are again available to Tenant.

         15. COMPLIANCE WITH LAWS. Tenant, at Tenant's expense, shall comply with all laws and ordinances, and all rules, orders and regulations of all governmental authorities and of all insurance bodies, at any time duly issued or in force, applicable to the premises or any part thereof by virtue of Tenant's specific use, as opposed to Tenant's mere occupancy, except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, order or regulation requiring any structural alteration of or in connection with the premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, Tenant, or is attributable to the use or manner of use to which Tenant puts the premises (other than the permitted use), or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Where any structural alteration of or in connection with the premises is required by any such law, ordinance, rule, order or regulation, and, by reason of the express exception hereinabove contained, Tenant is not under any obligation to make such alteration, then Landlord shall make such alteration and pay the cost thereof.

         Except to the extent resulting from Tenant's particular manner of use of the Premises (other than the permitted use), Landlord shall be responsible for compliance, at Landlord's sole cost and expense, with all laws which are applicable to all or any part of the physical condition and occupancy of the Building and/or the Common Areas, including, without limitation, the Americans with Disabilities Act. Landlord represents and warrants that the Building and the Common Areas (including core bathrooms and elevators) are in compliance with all laws as of the Commencement Date.

         16. DAMAGE TO PROPERTY.

                  A. Tenant shall give to Landlord prompt written notice of any damage to, or defective condition in, any part or appurtenance of the Building's sanitary, electrical, heating, air conditioning or other similar or dissimilar systems serving, located in, or passing through, the premises, and the damage or defective condition shall be remedied by Landlord with reasonable diligence, but if such damage or defective condition was caused by, or resulted from the misuse by, Tenant or by the employees, licensees or invitees of Tenant, the cost of the remedy thereof shall be paid by Tenant, as additional rent, within fifteen (15) days of the rendition of a bill indicating the amount due therefor.

                  B. All personal property belonging to Tenant, its servants, employees, suppliers, consignors, customers, licensees, located in or about the Building or Demised Premises shall be there at sole risk of Tenant and neither Landlord nor Landlord's agents shall be liable for the theft, loss or misappropriation thereof nor for any damage or injury thereto, except to the extent arising out of the negligence or willful misconduct of Landlord, its agents or employees, nor shall Landlord be considered the voluntary or involuntary bailee of such personal property, nor for damage or injury to Tenant or any of its officers, agents or employees or to any other persons or to any other property caused by fire, explosion, water, rain, snow, frost, steam, gas, electricity, heat or cold, dampness, falling plaster, sewers or sewage odors, noise, leaks from any part of said Building or roof, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, except to the extent arising out of the negligence or willful misconduct of, or breach of this Lease by, Landlord, or by any act or neglect of other tenants or occupants of the Building or of any other person.

                  C. All damage or injury to the premises or to its fixtures, appurtenances and equipment or to the Building, its fixtures, appurtenances or equipment caused by Tenant's moving property in or out of the Building or by installation or removal of furniture, fixtures or other property or from any cause of any kind or nature whatsoever of which Tenant, its servants, employees, agents, visitors or licensees shall be the cause, shall be repaired, restored and replaced promptly by Tenant at its sole cost and expense, in quality and class at least equal to the original work or installations, and to the reasonable satisfaction of Landlord. If Tenant fails to make such repairs, restorations or replacements, the same may be made by Landlord for the account of Tenant and the reasonable cost thereof shall be collectible as additional rent or otherwise after rendition of a bill or statement and payable simultaneously with the next monthly installment of rent due and payable hereunder.

         17. SUBORDINATION.

                  A. Subject to Landlord's obligations herein, this Lease is subject and subordinate in all respects to all ground leases and/or underlying leases now or hereafter covering the Land and to all mortgages which may now or hereafter be placed on or affect such leases and/or the Land, Buildings, improvements, or any part thereof and/or Landlord's interest therein, and to each advance made and/or hereafter to be made under any such mortgages and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions of and for such ground leases and/or underlying leases and/or mortgages, provided that it is a condition to the subordination of this Lease that the holder of any such ground or underlying lease or mortgage, as the case may be, executes and delivers to Tenant a non-disturbance and attornment agreement in recordable form, which shall provide that, so long as Tenant is not in default under this Lease beyond any applicable grace periods, this Lease shall not be terminated and Tenant's use and occupancy of the demised premises shall not be disturbed. Landlord shall use its best efforts to deliver to Tenant a subordination, non-disturbance and attornment agreement from the existing mortgagee on the Building in the form required herein. This subparagraph (a) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any reasonable instrument that Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request.

                  B. Subject to Landlord's obligations under this Paragraph 17, Tenant agrees, at the election and upon demand of any owner of the Land, or of any mortgagee in possession thereof, or of any holder of a leasehold hereafter affecting the Land, to attorn, from time to time, to any such owner, mortgagee or holder, upon the terms and conditions set forth herein for the remainder of the term of this Lease. The foregoing provisions shall inure to the benefit of any such owner, mortgagee or holder, shall apply to the tenancy of Tenant notwithstanding that this Lease may terminate upon the termination of any such leasehold estate, and shall be self-operative upon any such demand, without requiring any further instrument to give effect to said provisions. Tenant, however, upon demand of any such owner, mortgagee or holder, agrees to execute, from time to time, an instrument in confirmation of the foregoing provisions, satisfactory to owner, mortgagee or holder, in which Tenant shall acknowledge such attornment and shall set forth herein and shall apply for the remainder of the term of this Lease. Nothing contained in this subparagraph B shall be construed to impair any right, privilege or option of any such owner, mortgagee or holder.

                  C. Tenant agrees that, in the event that the interest of the Landlord becomes vested in the holder of any mortgage or in any ground lessor, to anyone claiming by, through or under either of them, then such holder shall not be:

                           1.  liable  for  any  act or  omission  of any  prior
landlord (including Landlord herein), except that such successor shall be liable for any acts or omissions of a continuing nature which arise after such parties' interest has vested; or

                           2.  subject to any offsets or defenses  which  Tenant
may have against any prior landlord (including Landlord herein); or

                           3. bound by any rent  which  Tenant may have paid for
more than the current month to any landlord (including Landlord herein).

                  D. [INTENTIONALLY OMITTED]

                  E. Tenant agrees that, upon the request of Landlord, Tenant will execute, acknowledge and deliver such document or instrument as may be requested by the holder of any mortgage on the Landlord's interest in the Land and/or the Building confirming or agreeing that this Lease is assigned to such mortgagee as collateral security for such mortgage and agreeing to abide by such assignment, provided that a copy of such assignment has in fact been delivered to Tenant.

         18. NOTICES. Any notice, consent, approval, request or demand hereunder by either party to the other party shall be in writing and shall be deemed to have been duly given if sent by (1) registered or certified mail with return receipt requested, postage prepaid, or (2) reputable overnight delivery, such as Federal Express, addressed to Landlord at Landlord's address and to Tenant at Tenant's address, or of the address of such other party for such notices, consents, approvals, requests or demands shall have been duly changed as hereinafter provided, if mailed, as aforesaid, to such other party at such changed address. Either party may at any time change the address for such notices, consents, approvals, requests or demands by setting forth the changed address. If the term "Tenant" as used in this Lease refers to more than one person, any notice, consent, approval, request or demand given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant. All bills, statements and building communications from Landlord to Tenant may be served by ordinary mail or otherwise delivered to Tenant. For the purpose hereof, the term "building communications" shall be deemed to be any notices not specifically referred to in this Lease which relate to the operation or maintenance of the Building, including amendments to the Rules and Regulations, and is given to all or substantially all of the tenants in the Building. The time of rendition of any bill, statement or building communication and of the giving of any other notice, consent, approval, request or demand shall be deemed to be the time when the same is delivered to Tenant, or three (3) days after deposited in the U.S. Postal Service facility, postage prepaid, as the case may be.

         19. CONDITIONS OF LIMITATION. This Lease and the term and estate hereby granted are subject to the limitation that if prior to or during the term of this Lease:

                  A. Tenant shall make an assignment of its property for the benefit of creditors or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition under any bankruptcy or insolvency law shall be filed against Tenant and such involuntary petition is not dismissed within ninety (90) days after the filing thereof,

                  B. A petition is filed by or against Tenant under the reorganization provisions of the United State Bankruptcy Act or under the provisions of any law of like import, unless such petition under said reorganization provisions be one filed against Tenant which is dismissed within ninety (90) days after its filing,

                  C.  Tenant  shall  file  a  petition  under  the   arrangement
provisions of the United States Bankruptcy Act or under the provisions of any law of like import,

                  D. A permanent receiver, trustee or liquidator shall be appointed for Tenant or of or for the property of Tenant, and such receiver, trustee or liquidator shall have not been discharged within ninety (90) days from the date of his appointment,

                  E. Tenant shall default in the payment of any rent or additional rent payable hereunder by Tenant to Landlord on any date upon which the same becomes due, and such default shall continue for ten (10) days after Landlord shall have given to Tenant a written notice specifying same,

                  F. Tenant shall default in the due keeping, observing or performance of any covenant, agreement, term, provision or condition of this Lease on the part of Tenant to be kept, observed or performed, and if such default shall continue and shall not be remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant a written notice specifying same, or, in the case of such a default which for causes beyond Tenant's control cannot with due diligence be cured within said period of thirty (30) days, if Tenant (1) shall not, promptly upon giving such notice, advise Landlord in writing of Tenant's intention to duly institute all steps necessary to remedy such default, (2) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, or (3) shall not remedy the same within a reasonable time after the date of the giving of said notice by Landlord.

                  G. Any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm, association or corporation other than Tenant except as expressly permitted under Article II hereof, or whenever Tenant shall desert or abandon the premises or the same shall become vacant (whether the keys be surrendered or not and accompanied by a non-payment of rent), or

                  H. If the term "Tenant", as used in this Lease, refers to more than one person, then, as used in subparagraphs A, B, C, D and G of this Article 19, said term shall be deemed to include all of such persons or any one of them; if any of the obligations of Tenant under this Lease is guaranteed, the term
"Tenant," as used in said paragraphs, shall be deemed to include also the guarantor or, if there be more than one guarantor, all of any one of them; and if this Lease shall have been assigned, the term "Tenant," as used in said subparagraphs, shall be deemed to include the assignee and the assignor or either of them under any such assignment, unless Landlord shall expressly release the assignor from any further liability under this Lease, in which event the term "Tenant," as used in said subparagraphs, shall not include the assignor so released.

         20. RE-ENTRY BY LANDLORD.

                  A. If Tenant shall be in default beyond any applicable notice and/or cure period, then Landlord shall give to Tenant a written notice specifying such default, and Landlord or Landlord's agents and servants may, upon at least five (5) business days' prior notice, immediately or at any time thereafter re-enter into or upon the premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the premises again as and of its first estate and interest therein. In the event that Landlord shall re-enter the premises under the provisions of this Article 20 or in the event of the termination of this Lease (of re-entry) by or under any summary dispossess or other proceeding or action or any provision of law, Tenant shall be liable for payment of rent and additional rent to Landlord up to the time of such termination of this Lease, or of such recovery of possession of the premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 21.

                  B. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means or redress to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

                  C. In the event of (1) the termination of this Lease under the provisions of Article 19 hereof, (2) the re-entry of the premises by Landlord under the provisions of this Article 20, or (3) the termination of this Lease (or re-entry) by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder beyond any applicable notice and/or cure period on the part of Tenant, Landlord shall be entitled to retain all moneys, if any, paid by Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under
Article 21 or pursuant to law.

         21. DAMAGES.

                  A. In the event of any termination of this Lease under the provisions of Article 19, in the event that Landlord shall re-enter the premises under the provisions of Article 20, or in the event of the termination of this Lease (or of re-entry) by or under any summary dispossess or other proceeding or action or any provision of law, Tenant will pay to Landlord as damages, at the election of Landlord, either:

                           1. a sum  which  at the time of such  termination  of
this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the present value of the excess, using a discount rate of the prime interest rate set by Citibank, if any, of (i) the aggregate of all rent which would have been payable hereunder by Tenant had this Lease not so terminated for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date hereinbefore set for the expiration of the full term hereby granted, over (ii) the aggregate of all rent of the premises for the same period based upon the then local market rental value of the premises; or

                           2.  sums  equal to the  aggregate  of all rent  which
would have been payable by Tenant has this Lease not so terminated, or had Landlord not so re-entered the premises, payable upon the due dates therefore specified herein following such termination or such re-entry and until the date hereinbefore set for the expiration of the full term hereby granted; provided, however, that if Landlord shall re-let all or any part of the premises for all or any part of said period, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the reasonable expenses incurred or paid by Landlord in thereof, as well as the reasonable expenses or re-letting, including altering and preparing the premises for new tenants, brokers' commissions and all other similar or dissimilar expenses properly chargeable against the premises and the rental therefrom in connection with such re-letting, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection (2) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit, and (iii) if the premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting. Landlord shall use commercially reasonable efforts to mitigate its damages.

                  B. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suite until the date when the term of this Lease would have expired if it had not been terminated under the provisions of Article 19, or under any provision of law, or had Landlord not re-entered the premises.

                  C. Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder beyond any applicable notice and/or cure on the part of Tenant.

                  D. In addition to the amounts set forth above, in the event of the non payment of any monies due pursuant to this Lease, whether the same be deemed rent or otherwise, after the expiration of any applicable grace period, Tenant shall pay to Landlord interest at a rate, which is the lesser of fifteen (15%) percent per annum or the maximum permitted pursuant to the laws of the state of New Jersey. It is expressly acknowledged and agreed between the parties that said default rate shall continue beyond entry of judgment until such time as such monies are paid. Additionally, Tenant shall reimburse Landlord for any costs and expenses, including reasonable attorneys' fees incurred in connection with the enforcement of Landlord's rights pursuant to the terms of this Lease.

         22. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that, except in the case of any action, proceeding or counterclaim brought by either of the parties against the other for personal injury or property damage, the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease.

         23. NO WAIVERS.

                  A. No receipt of money by Landlord from Tenant or payment of money by Tenant to Landlord with knowledge of the breach of any covenant or agreement of this Lease, or after the termination hereof, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of the Demised Premises, shall be deemed a waiver of such breach, nor shall it reinstate, continue or extend the term of this Lease, or affect any such notice, demand or suit.

                  B. No delay on the part of the Landlord or Tenant in exercising any right, power or privilege hereunder or to seek any covenant or condition of this Lease, or of any of the Rules and Regulations, shall operate as a waiver thereof not shall any single or partial exercise of any right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  C. No act done or thing said by Landlord or Landlord's agents shall constitute a cancellation, termination or modification of, or eviction or surrender under, this Lease, or a waiver of any covenant, condition or provision hereof, not relieve Tenant of Tenant's obligation to pay the rent hereunder. Any acceptance of surrender, waiver or release by Landlord and any cancellation, termination or modification of this Lease must be in writing signed by Landlord and Tenant, by its respective duly authorized representative. The delivery of keys to any employee or agent of Landlord shall not operate as a surrender or as a termination of this Lease, and no such employee or agent shall have any power to accept such keys prior to the termination of this Lease.

                  E. No failure by Landlord to enforce any of the Rules and Regulations against Tenant and/or other tenant or occupant of the Building shall be deemed a waiver thereof. No provision of this Lease shall be deemed waived by Landlord or Tenant unless such waiver be in writing signed by Landlord or Tenant, as applicable.

                  F. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated and reserved shall be deemed to be other than on account of the earliest stipulated rent then due and payable, nor shall any endorsement or statement on any check, or letter accompanying any rent check or payment be deemed an accord and satisfaction, and Landlord may accept the same without prejudice to Landlord's right to recover any balance due or to pursue any other remedy in this Lease provided.

         24. PARTIES BOUND. The covenants, agreement, terms, provisions and conditions of this Lease shall bind and benefit the respective successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 11 hereof shall operate to vest any rights in any successor, assignee or legal representative of Tenant and that the provisions of this Article 24 shall not be construed as modifying the conditions of limitation contained in Article 19 hereof. It is understood and agreed, however, that the covenants and obligations on the part of the Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building, that in the event of such transfer said covenants and obligations shall thereafter be binding upon each transferee of such interest of Landlord herein named, but only with respect to the period ending with a subsequent transfer of such interest, and that a lease of the entire interest shall be deemed a transfer within the meaning of this Article 24.

         25. CURING TENANT'S DEFAULTS. If Tenant shall default in the performance of any covenant, agreement, terms, provision or condition herein contained beyond any applicable notice and cure period, Landlord, without thereby waiving such default, may perform the same for the account and at the reasonable expense of Tenant, without notice in a case of emergency and in any other case if such default continues after the expiration of the applicable grace period provided for in Article 19 of this Lease or if an emergency exists. Except for those expenses to be borne by Landlord hereunder, bills for any reasonable expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, and bills for all reasonable costs, expenses and disbursements of every kind and nature whatsoever, including, but not limited to, reasonable counsel fees, involved in collecting or endeavoring to collect the rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this Lease, or pursuant to law, including (without being limited to) any such reasonable costs, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Landlord to Tenant including (without being limited to) electric lamps and other equipment, construction work done for the account of Tenant, as well as for any charges for other similar or dissimilar services incurred under this Lease, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of said bills, and if not paid within twenty (20) days after the date when due, the amounts thereof shall immediately become due and payable as additional rent under this Lease.

         26. MORTGAGEE'S NOTICE AND OPPORTUNITY TO CURE. Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by certified mail, return receipt requested, a copy of any Notice of Default served upon the Landlord, provided that, prior to such notice, Tenant has been notified in writing by way of Notice of Assignment of Rents and Leases, or otherwise, of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that, if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional time as may be necessary if within thirty (30) days after notice of such failure, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         27. TENANT'S ENVIRONMENTAL RESPONSIBILITIES UNDER THE NEW JERSEY INDUSTRIAL SITE RECOVERY ACT (ISRA)

                  A) Tenant shall provide the Landlord with the Tenant's Standard Industrial Classification (S.I.C. Code) for the proposed use, and a listing of all hazardous substances or waste to be used on the leased property (except those typically used for office use, such as copier and cleaning supplies), as such terms are defined in ISRA. This obligation shall be deemed a continuing one throughout the term of the lease and any renewals hereof, and Tenant shall update and modify such information required. Tenant, by execution of this lease, agrees to provide Landlord, within a reasonable time after written request, with any and all information which may be required under ISRA, and shall provide Landlord with copies of all environmental permits and applications sought and/or received for the leased premises and notify the Landlord in writing of any and all administrative orders concerning the premises. Nothing herein shall make the Landlord responsible to file or prepare permits or applications on behalf of the Tenant.

                  B) Upon either expiration or termination of the lease, or the expiration or termination of any renewal term provided for herein, whichever is later, whether such termination is voluntary or involuntary, or upon the sale of the Demised Premises by Landlord, or upon any other action by either Landlord or Tenant which would constitute a "closing, terminating or transferring operations" pursuant to ISRA and regulations promulgated thereunder, Tenant shall, if required by law, at its sole cost and expense promptly comply with ISRA and obtain approval of a Negative Declaration, or a cleanup plan from the New Jersey Department of Environmental Protection or obtain a letter from the DEP stating that the Demised Premises are not subject to ISRA. Tenant shall bear the sole cost and expense for such compliance including performance of any cleanup plan and compliance with any other environmental law or regulation. Tenant shall be solely responsible for the preparation of documents to be filed, and all sampling, analysis and ISRA review fees and costs shall be the obligation of Tenant.

                  C) In the event that, to the extent required by law, the approval of a Negative Declaration, or approval and completion of a cleanup/closure plan, or a letter of nonapplicability of ISRA is not received and delivered to Landlord by the expiration or termination date of this lease, then this lease shall be extended and continued at the option of the Landlord and Tenant shall pay the base rent (i.e., real estate taxes, water, sewer and other utilities) and other charges set forth herein, which shall be due and payable until such approvals are received and delivered to Landlord. Notwithstanding the foregoing, Tenant shall not be permitted to occupy or use the leased premises except for the purpose of compliance with ISRA.

                  D) In the event that Tenant is not exerting reasonable efforts to comply with ISRA, then Landlord shall have the option, but not the obligation, to comply with ISRA, and all costs of compliance including attorney's fees shall be the responsibility of Tenant and shall constitute additional rentals.

                  E) Tenant shall be solely responsible for all penalties, fines or administrative orders imposed by the New Jersey Department of Environmental Protection resulting from Tenant's use or occupancy of the Premises and required in connection with its occupancy of the Premises and shall indemnify and hold Landlord harmless from same, to the extent permitted by law.

                  F) Tenant shall be responsible for cleanup by reason of ISRA compliance, as required under this article, pertaining to the leased premises or any other part of the premises of which the leased premises is a part, only to the extent that such cleanup is due to the Tenant's use of the leased premises during the term of this lease agreement or any renewals or extensions thereof.

         28. MISCELLANEOUS.

                  A. If in connection with obtaining financing for the Building, a bank, insurance company or other recognized institutional lender or the New Jersey Economic Development Authority or its nominee shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder, materially decrease the rights of Tenant hereunder or materially decrease the obligations of Landlord hereunder. In addition thereto, but not more than once per year, Tenant shall furnish to any mortgagee or proposed mortgagee of the Building, copies of Tenant's latest financial statements duly certified by an independent certified public accountant, or if no such certified statement is available, then such statements shall be certified by the Tenant, its duly certified officer or partner, as the case may be.

                  B. Tenant shall not be entitled to exercise any right of termination or other option granted to it by this Lease at any time when Tenant is in default in the performance or observance of any of the covenants, agreements, terms, provisions or conditions on its part to be performed or observed beyond the applicable grace period provided in this Lease.

                  C. Tenant shall not sublet, take by assignment, or otherwise occupy any space in the Building other than the premises hereby demised, except with the prior written consent of Landlord in each instance, which shall not be unreasonably withheld, conditioned or delayed.

                  D. If this Lease is offered to Tenant by the managing agent of the Building, such offer is made solely in the capacity as such agent and subject to Landlord's acceptance and approval; and Landlord and Tenant acknowledge that this Lease shall not in any way bind Landlord or Tenant until such time as the same has been approved and executed by Landlord and Tenant and a fully executed original has been delivered to each.

                  E. The laws of the State of New Jersey shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision.

                  F. Whenever a neutral singular pronoun refers to Tenant, same shall be deemed to refer to Tenant if Tenant be an individual, a corporation, a partnership or two or more individuals or corporations.

                  G. The term "Landlord" as used in this Lease shall mean the owner for the time being of the Building, and if such Building be sold or transferred, the seller or assignor shall be entirely relieved of all covenants and obligations under this Lease subsequent to such sale or transfer and it shall be deemed, without further agreement between the parties hereto and their successors, that the purchaser on such sale has assumed and agreed to carry out all covenants and obligations of Landlord arising on and after such sale or transfer.

                  H. The words "herein," "hereof," "hereunder," "hereafter," and the words of similar import refer to this Lease as a whole and not to any particular section or subdivision thereof.

                  I. In all cases where Landlord's consent or approval is required under this Lease, Landlord covenants and agrees that such covenant or approval shall not be unreasonably withheld or delayed at such times as Tenant is not in default in the performance of any of its obligations under this Lease beyond the applicable grace period provided herein.

                  J. Landlord does not, in any way for any purpose, become a partner of Tenant in the conduct of business, or otherwise, a joint adventurer or a member of a joint enterprise with Tenant.

                  K.  Landlord  hereby  reserves  the  right at any time to make alterations or additions to and to build additional stories on the building in which the premises are contained (provided in such event Tenant's Percentage shall be proportionately reduced) and to build adjoining the same. Landlord also reserves the right to construct other buildings or improvements on the Land from time to time and to make alterations thereof or additions thereto and to build adjoining same (provided in such event Tenant's Percentage shall be proportionately reduced) and to construct double-deck or elevated parking facilities, so long as same does not substantially interfere with Tenant's use of premises or the Common Areas of the Building.

                  L. Each the Landlord and Tenant covenant and represent to the other that no real estate agent or broker was involved in bringing about this transaction other than the broker identified in Preamble item (17). Each Landlord and Tenant agree to indemnify, defend and hold harmless each other from and against any and all liabilities, claims, suits, demands, judgments, costs, interest and expenses (including but not limited to, counsel fees incurred in the defense of any action or proceeding) to which the other party may be subject or suffer by reason of a breach of the foregoing covenant and representation.

         29. INABILITY TO PERFORM. This Lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no ways be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from doing to by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Landlord's control, including, but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or by reason of any fire or other casualty or act of God.

         30. ABANDONED PERSONAL PROPERTY. Any personal property (other than any fixture, equipment, improvement, installation or appurtenance of the character referred to in Article 8 hereof), which shall remain in the premises or any part thereof after the expiration or termination of the term of this Lease shall be deemed to have abandoned, and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit; provided, however, that notwithstanding the foregoing, Tenant will, upon request of Landlord made not later than ten (10) days after the expiration or termination of the term hereof, promptly remove from the Building any such personal property at Tenant's own cost and expense. If such personal property or any part thereof shall be sold by Landlord, Landlord may receive and retain the proceeds of such sale as Landlord's property.

         31. EXCULPATION. Notwithstanding anything to the contrary set forth in this Lease, it is specifically understood and agreed by Tenant that there shall be absolutely no personal liability on the part of Landlord or on the part of the partners of Landlord with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity, if any, of Landlord in the Land and Building (including the sale, insurance and condemnation proceeds thereof) for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord; such exculpation of personal liability to be absolute and without any exception whatsoever.

         32. ARTICLE HEADINGS. The Article headings of this Lease are for convenience only and are not to be considered in construing the same.

         33. QUIET ENJOYMENT. Landlord covenants that if, and so long as, Tenant is not in default beyond the applicable notice and grace period provided herein with respect to the performance of the terms and conditions on its part to be performed under this Lease, Tenant shall quietly enjoy the premises without hindrance or molestation by Landlord or by any other person lawfully claiming the same, subject to the covenants, agreements, terms, provisions and conditions of this Lease and to any ground leases and/or underlying leases and/or mortgages, extensions, renewals, modifications, alterations and substitutions thereof, to which this Lease is now and may hereafter be subject and subordinate, as hereinbefore set forth.

         34. HOLDING OVER. If the Tenant retains possession of the Demised Premises or any part thereof after the termination of the term by lapse of time or otherwise, without prior written approval of Landlord, the Tenant shall pay the Landlord Fixed Rent at one and one half times the rate specified in Article 3, together with additional rent and other charges as provided herein, for the time the Tenant thus remains in possession, and, in addition thereto, shall pay the Landlord all damages sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the Demised Premises, or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall, at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute an extension of this Lease on a month-to-month basis at double the monthly rental set forth in Article 3, together with additional rent and other charges as provided herein. The provisions of this Article 34 do not exclude the Landlord's rights of re-entry or any other right hereunder.

         35. TENANT'S OPTION. Landlord hereby grants to Tenant the option to extend the term of this Lease for two (2) term(s) of five (5) years each term, provided (i) Tenant is not currently in default beyond any applicable notice and cure period; and (ii) Tenant gives Landlord written notice of his intention to exercise the option at least nine (9) months prior to the expiration of the then current term.

         Should Tenant exercise its extension option in accordance with the provisions of the preceding paragraph, Landlord shall provide to Tenant, in writing, a statement indicating Landlord's calculation of the fair market value of the Fixed Rent for the renewal term within thirty (30) days of receipt of Tenant's timely notice. In calculating the fair market value for Tenant's extension option, Landlord shall consider all elements affecting the Lease transaction, including, but not limited to, credit worthiness, Tenant's need or lack thereof to require an improvement allowance or rental abatement, steady and continuous rental income which could be interrupted due to marketing and/or construction time, the amount of brokerage commissions will be those payable upon a lease renewal, and other buildings within the central New Jersey marketplace, particularly the Eatontown Industrial Park. In the event Tenant disputes Landlord's calculation of the fair market value for the extension option, Tenant shall have twenty (20) days from receipt of same to provide written objection to the Landlord. Thereafter, the parties shall seek to reach a mutually agreeable number and, in the event the parties are unable to reach such mutual agreement within ten (10) business days of receipt by Landlord of Tenant's objection, the parties shall engage the services of a mutually acceptable appraiser to determine such fair market value. The cost of the third party appraiser shall be shared equally by the Landlord and Tenant and shall be binding upon both parties.

         The Fixed Rent for the first renewal term shall be 95% of the fair market value as determined by the method outlined in the preceding paragraph, but not less than the prior year's rental. The second renewal term shall be at fair market value as determined by the method outlined in the preceding paragraph, but not less than the prior year's rental.

         36. SIGNAGE. Landlord shall provide to Tenant, at Landlord's cost, not less than Tenant's Percentage of lineage on the exterior monument sign, in common with the other tenants. Additionally, Landlord shall provide to Tenant one (1) interior lobby sign, at Landlord's cost. Landlord shall provide a directory board or monitor in the Building lobby with Tenant's Percentage of listings for Tenant, its sub-tenants and their officers and employees, from time to time.

         37. RIGHT OF FIRST OFFER. In the event any space becomes available on the third floor of the Building during Tenant's lease term or any renewals thereof, either in the initial instance or after an existing tenant vacates, Landlord shall provide written notice of same to Tenant. (a "Landlord's Notice"). Thereafter, Tenant shall have a period of five (5) business days from the date of receipt of Landlord's Notice to exercise its right of first offer (the "Tenant's Right of First Offer"). Tenant shall exercise it's the Tenant's Right of First Offer, if at all, by serving written notice (a "Tenant Notice") upon the Landlord within said five (5) business day period. In the event Tenant timely provides Landlord a Tenant Notice advising Landlord of its intent to exercise Tenant's Right of First Offer, the parties shall immediately and timely enter into an appropriate modification to lease incorporating the terms of same. The parties agree that the lease modification, plans and mechanical drawings will be completed and approved by all parties not later than thirty (30) days from the date of the Tenant Notice.

         The terms of Tenant's Right of First Offer shall vary dependant upon the then remaining term of this Lease, but regardless of the then remaining term the rental provisions shall be the same as those that are in effect at the time that Tenant exercises Tenant's Right of First Offer (including any Fixed Rent increases and Fixed Rent Adjustments). Additionally, the term of the Lease for both the initial Demised Premises and the expansion space shall be co-terminus.

         In the event Tenant exercises the Tenant's Right of First Offer prior to the second anniversary date of the Commencement Date, Landlord shall provide Tenant with a tenant improvement allowance consistent with the initial installation hereunder. In the event Tenant's Right of First Offer is exercised at any time after the second anniversary of the Commencement Date, there will be a proportionate reduction in the tenant improvement allowance. Provided, however, that in the event Tenant has any remaining options to extend the term of the Lease, in the event Tenant exercises same, the tenant improvement allowance will still be consistent with the initial installation hereunder.

         In the event Tenant fails to timely exercise Tenant's Right of First Offer, the same shall be deemed conclusive evidence of Tenant's intent to waive same. In such case, Landlord shall be free to lease the space to a third party upon terms and conditions acceptable to Landlord. However, in the event Landlord
(i) shall enter into a lease with a third party (or fail to enter into a lease within ninety (90) days thereafter) or (ii) receives a request for proposal from a third party for the lease of the space, Tenant's Right of First Offer shall again be effective after the expiration of the term of such lease (inclusive of options) or if no lease was signed with a third party in the initial instance, in a period of ninety (90) days from the expiration of Tenant's Right of First Offer (i.e. 95 days), under the circumstances set forth in (i) above, or prior to Landlord's acceptance of such request for proposal, under the circumstances set forth in (ii) above, whereupon Landlord shall again comply with the provisions of this Section 37.

         This right of first offer shall only be valid if Tenant is not in material breach any of the terms of this Lease beyond any applicable notice and cure period.

         38. ROOF. Tenant shall be permitted to use its proportionate share of the existing roof, where it may install, at its sole cost and expense, a microwave, satellite or other antenna communication system and/or a back up generator provided: (a) such roof equipment is installed and maintained in compliance with any applicable requirements of any governmental authorities having jurisdiction thereunder, and that Tenant obtain and keep in force any licenses required therefor; (b) Tenant obtains written consent of Landlord which consent shall not be unreasonably withheld or delayed; and (c) Tenant shall pay for any and all cost or expenses resulting from any damage which may occur to the roof (or other property of the Landlord or other tenants within the building) by reason of the installation, operation or removal of such equipment, including any voiding of any roof warranties or roof bonds.

         39. LANDLORD'S CONTRIBUTION TO TENANT'S ARCHITECTURAL FEES. The parties hereto acknowledge and agree that Landlord has agreed to contribute the sum of $17,796 towards the design coordination and observation services to be provided to Tenant by The Aztec Corporation and to reimburse The Aztec Corporation for space planning services in the amount of $1,738.00. Landlord agrees to pay such sum with respect to observation services directly to Tenant via a rent credit against the first rents falling due following the Commencement Date. Landlord's contribution to such observation services and space planning services is an accommodation to Tenant and not intended to create any relationship or privity between Landlord and The Aztec Corporation. Under no circumstances shall The Aztec Corporation be deemed a "third party beneficiary" to this provision.

         IN WITNESS WHEREOF, Landlord and Tenant have executed or caused to be executed, these presents, as of the date first hereinabove set forth.


Signed, Sealed and Delivered                DONATO HI-TECH HOLDINGS IV, INC.
                                            (Landlord)


                                            BY: /s/ John Donato, Jr
------------------------------                 --------------------------------
                                               Name: John Donato, Jr.
                                               Title: President


                                            QMED, INC. (Tenant)


                                            BY:  /s/ Jane Murray
------------------------------                 --------------------------------
                                               Name:  Jane Murray
                                               Title: Executive Vice President

                                    Exhibit A
                                   Floor Plan

                            See attached space plan.

                                    Exhibit B
                                 Landlord's Work


         Landlord shall construct the Demised Premises in accordance with the general plans and specifications set forth on the attached print, entitled "Estimating Plan - Third Floor," prepared by The Aztec Corporation (job number 28061-B), dated April 1, 2002 and revised April 3, 2002. Notwithstanding the foregoing, the parties acknowledge and agree that the following items shall be excluded from the Estimating Plan for purposes of this Exhibit B:

HARDWARE LEGEND
9. Push Button Entry Locks

WINDOW TREATMENT NOTES
1. Building Standard Mini-Blinds
2. Interior Atrium Window Mini-Blinds

PARTITION TYPES SYMBOLS AND LEGEND
5. Glass Sidelight in Drywall Partition (Tenant to receive credit for building standard drywall partition not installed).

TELEPHONE AND ELECTRIC
1. Wall Telephone Outlets
2. Wall Data Outlets
3. Combo Telephone Data Outlets
4. Electronic Push Button Entry Key

MILL WORK DESCRIPTIVE LEGEND
MW-1

                                    Exhibit C
                              Rules and Regulations


         The parties hereto acknowledge that there are currently no Rules and Regulations in effect at the building. However, the Landlord has expressly reserved the right to implement reasonable Rules and Regulations at a time in the future, subject to the provisions of this Lease.

                                    Exhibit D
                            Janitorial Specifications

                                    Exhibit E
                               HVAC Specifications


HVAC Specifications


         The  HVAC  system  shall  be   designated  to  maintain  the  following
conditions:

         Outdoor Summer = 91(degree) DB/76(degree) WB Indoor Summer = 75(degree) DB/50(degree) RH Outdoor Winter = 10(degree) Indoor Winter = 72(degree)

         The system shall have the capacity to: (i) maintain these design temperatures based on a tenant usage of 4.0 watts per square foot for lights and power, and (ii) delivery 1.0 cfm per square foot at a supply air temperature of 56(degree) F at the floor.